UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  Amendment to
                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2002


                          NATIONAL WINE & SPIRITS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



            Indiana                      333-74589               35-2064429
            -------                      ---------               ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


 700 West Morris Street,  P.O. Box 1602
         Indianapolis, Indiana                                     46206
----------------------------------------                           -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (317) 636-6092

Item 4. Changes in Registrant's Certifying Accountant.

     On June 11, 2002, the Board of Directors of National Wine & Spirits, Inc. (the "Company") dismissed Arthur Andersen, LLP ("Andersen"), the independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements.

     Andersen's report on the Company's financial statement for the past fiscal year contained no adverse opinion or a disclaimer of opinion, or was qualified as to uncertainty, audit scope, or accounting principles. During the Company's most recent fiscal year ended March 31, 2002, and in the subsequent interim period there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make a reference to the subject matter of such disagreements in connection with its reports.

     We have not been advised by Andersen of any of the following that occurred within our most recent fiscal year or in any subsequent interim period preceding Andersen's resignation: (A) lack of internal controls necessary for us to develop reliable financial statements; (B) any information that has come to their attention that has led them to no longer rely on management's representations or that has made them unwilling to be associated with the financial statements prepared by management; (C) any need to expand significantly the scope of their audit or information that has come to their attention during the fiscal year prior to and preceding their dismissal or any subsequent interim period preceding such dismissal that, if further investigated, may (i) materially impact the fairness or reliability of the previously issued independent accountants' report or the financial statements issued or covering such period or (ii) cause them to become unwilling to rely on management's representations or that has made them unwilling to be associated with our financial statements, or due to their dismissal or any other reason, they did not so expand the scope of the audit or conduct such further investigation; or (D) any information that has come to their attention that has led them to conclude that such information materially impacts the fairness or reliability of either the audit reports or the financial statements issued covering the fiscal year prior to and preceding their dismissal or financial statements issued or to be issued subsequent to the most recent financial statements covered by an audit (in either case, including information that, unless resolved to the satisfaction of such independent accountants, would prevent them from rendering an unqualified audit report on those financial statements) and due to their dismissal or any other reason, the issue has not been resolved to their satisfaction prior to their dismissal.

     Andersen has only issued a report on the fiscal year ended March 31, 2002. Ernst & Young LLP issued reports on previous fiscal years.

     We have provided Andersen with a copy of the disclosures contained in this Report and have requested that Andersen furnish to us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Report. A copy of Andersen's letter is attached as
Exhibit 16.1 to this Report.

Item 7. Financial Statements and Exhibits.

     The following exhibits are filed as a part of this report:

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits

          16.1 Letter from Arthur Andersen, LLP to the United States Securities and Exchange Commission



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

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NATIONAL WINE & SPIRITS, INC.
                                       (Registrant)


Date: June 20, 2002               By:  /s/ James E. LaCrosse
                                       ---------------------------------------
                                       James E. LaCrosse
                                       Chairman, President, Chief Executive
                                       Officer and Chief Financial Officer



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